SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 21, 2004

GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)

Commission file number 001-32147

Delaware (State or other jurisdiction of incorporation or organization)	51-0500737 (I.R.S. Employer Identification No.)

300 Park Avenue, 23rd floor New York, New York 10022 (Address of principal executive offices)	10022 (ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500

Item 7. Financial Statements, and Exhibits.

(c)	Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated July 21, 2004.

Item 12. Results of Operations and Financial Condition.

On July 21, 2004, Greenhill & Co., Inc. issued a press release announcing its financial results for the second quarter of 2004. The full text of the release is attached hereto as an exhibit and is incorporated hereby by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Greenhill & Co., Inc.

Date: July 21, 2004	By:	/s/ John D. Liu

Name: John D. Liu
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated July 21, 2004.

E-1